UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

On November 12, 2014, Mercer International Inc. (the “Company”) announced that it intends to offer for sale an aggregate of $650 million principal amount of senior notes (the “Notes”). The net proceeds of this proposed issuance, together with cash on hand and borrowings under the Company’s revolving credit facilities, will be used to refinance the Company’s currently outstanding 9.500% Senior Notes due 2017 and two loan facilities related to its Stendal mill.

In connection with the offering of the Notes, the Company disclosed certain information to potential investors about its proposed €75 million revolving credit facility related to its Stendal operations. This information is attached as Exhibit 99.1 and incorporated herein by reference.

The Notes will be offered and sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

Pursuant to Regulation FD, the Company is furnishing the foregoing information under Item 7.01 of this Current Report on Form 8-K. This information, most of which has not previously been reported, is being furnished in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

ITEM 8.01    OTHER EVENTS.

On November 12, 2014, the Company issued a press release announcing the proposed issuance of the Notes. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Certain information included in this Current Report includes forward looking statements which involve known and unknown risks and uncertainties which may cause the Company’s actual results in future periods to differ materially from forecasted results. Words such as “expects”, “anticipates”, “projects”, “intends”, “designed”, “will”, “believes”, “estimates”, “may”, “could” and variations of such words and similar expressions are intended to identify such forward-looking statements. In particular, statements about the proposed new Stendal revolving credit facility, the proposed Notes offering and the use of proceeds of the proposed Notes offering are forward looking statements and may not necessarily occur. Among those factors which could cause actual results to differ materially are the following: the highly cyclical nature of the Company’s business, raw material costs, the Company’s level of indebtedness, competition, foreign exchange and interest rate fluctuations, the Company’s use of derivatives, expenditures for capital projects, environmental regulation and compliance, disruptions to the Company’s production, market conditions and other risk factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”). These SEC reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from the Company’s website at www.mercerint.com. Forward-looking statements are made and based on information available to the Company on the date of this Current Report on Form 8-K. The Company assumes no obligation to update the information in this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

99.1	Disclosures to Potential Investors.

99.2	Press release of the Company dated November 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: November 12, 2014

Exhibit Index

Exhibit No.	Description

99.1	Disclosures to Potential Investors.

99.2	Press release of the Company dated November 12, 2014.